As filed with the Securities and Exchange Commission on or about November 30, 2004

  Registration Nos.  2-70162
    811-3121

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

  Pre-Effective Amendment No.   ®
  Post-Effective Amendment No. 25  ☒

  and/or

  REGISTRATION STATEMENT UNDER THE
  INVESTMENT COMPANY ACT OF 1940  ☒

  Amendment No. 26  ☒

EQUITRUST MONEY MARKET FUND, INC.

(Exact Name of Registrant as Specified in Charter)

5400 University Avenue
West Des Moines, Iowa 50266

(Address of Principal Executive Offices) (Zip Code)

(515) 225-5586

(Registrant's Telephone Number, including Area Code)

Stephen M. Morain, Esquire
5400 University Avenue
West Des Moines, Iowa 50266

(Name and Address of Agent for Service)

Copy to:

James A. Arpaia, Esquire
Vedder, Price, Kaufman & Kammholz, P.C.
222 North LaSalle Street
Chicago, IL 60601

It is proposed that this filing will become effective (check appropriate box)

®  immediately upon filing pursuant to paragraph (b)

☒  on December 1, 2004 pursuant to paragraph (b)

®  60 days after filing pursuant to paragraph (a)(1)

®  on (date) pursuant to paragraph (a)(1)

®  75 days after filing pursuant to paragraph (a)(2)

®  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

®  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EquiTrust Money Market Fund, Inc.

PROSPECTUS

December 1, 2004

EquiTrust Money Market Fund, Inc. (the "Fund") is a no-load, open-end, diversified management investment company with an investment objective of maximum current income consistent with liquidity and stability of principal.

Shares of the Fund may be purchased at their net asset value without any sales charge. The minimum initial investment is $500 and subsequent investments may be made in any amount. Shares may be redeemed at any time at net asset value as described in this Prospectus.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Securities and Exchange Commission has not approved or disapproved shares of the Fund or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

EquiTrust Mutual Funds
5400 University Avenue
West Des Moines, Iowa 50266
877-860-2904

TABLE OF CONTENTS

AN OVERVIEW OF THE FUND	2

RISK/RETURN SUMMARY	3

FEES AND EXPENSES	4

INVESTMENT OBJECTIVE AND PRINCIPAL RISK FACTORS	4

Investment Objective	4

General Discussion of Risks	4

General Types of Investment Risk	5

DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS	5

HOW TO BUY SHARES	7

HOW TO REDEEM SHARES	7

OTHER SHAREHOLDER SERVICES	9

Periodic Withdrawal Plan	9

Automatic Investment Plan	10

Exchange Privilege	10

Facsimile Requests	10

Retirement and Education Plans	11

NET ASSET VALUE	11

PORTFOLIO MANAGEMENT	11

OTHER INFORMATION	12

Distributor	12

Privacy Notice	12

Investor Education and Protection	13

Anti-Money Laundering Program	14

DISTRIBUTIONS	14

TAXES	15

FINANCIAL HIGHLIGHTS	16

ADDITIONAL INFORMATION	Back Cover

Shareholder Inquiries	Back Cover

Annual/Semi-Annual Reports to Shareholders	Back Cover

Statement of Additional Information	Back Cover

Yield and Purchase Information
Toll-Free 877-860-2904
Des Moines 515-225-5586

1

INVESTOR PROFILE

Who should consider investing in this Fund?

You may want to invest more of your assets in this Fund if you:

•  require stability of principal

•  are seeking a mutual fund for the cash portion of an asset allocation program

or

•  consider yourself a saver rather than an investor

You may want to invest less of your assets in this Fund if you:

•  are seeking an investment that is likely to outpace inflation

•  are investing for retirement or other goals that are many years in the future

or

•  are investing for growth or maximum current income

AN OVERVIEW OF THE FUND

INVESTMENT OBJECTIVE

What is this Fund's goal?

The Fund seeks maximum current income consistent with liquidity and stability of principal. The Fund intends to maintain a stable net asset value of $1.00 per share.

PRIMARY INVESTMENT STRATEGIES

How does this Fund pursue its objective?

This Fund invests exclusively in U.S. dollar-denominated money market securities maturing in 13 months or less from the date of purchase, including those issued by U.S. financial institutions, corporate issuers, the U.S. Government and its agencies, instrumentalities and municipalities. At least 95% of the Fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Fund's assets must be invested in securities rated in the two highest rating categories. The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

PRINCIPAL RISKS

What are the main risks of investing in this Fund?

As with any money market fund, the yield paid by the Fund will vary with changes in interest rates. Also, there is a possibility that the Fund's share value could fall below $1.00, which could reduce the value of your investment.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Before you invest, please carefully read the section on "Principal Risk Factors."

2

RISK/RETURN SUMMARY

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and, by comparing the Fund's average annual returns for one, five and ten years to an appropriate broad-based index.

The table compares the average annual total returns of the Fund to those of the 90-day T-Bill Index over the periods shown. The 90-day T-Bill Index is a widely recognized index of three-month Treasury bills. You cannot invest directly in the 90-day T-Bill Index.

Please remember that past performance is no indicator or guarantee of the results that the Fund may achieve in the future. Future annual returns may be greater or less than the returns shown in the chart.

Best Quarter:	4	Q 2000	1.31%
Worst Quarter:	2	Q 2003	0.04%

* The year-to-date return as of September 30, 2004 was 0.26%.

Average Annual Total Returns	One Year	Five Years	Ten Years
(for periods ending December 31, 2003)
Money Market Fund	0.18%	2.44%	3.18%
90-day T-Bill Index (reflects no deduction for fees, expenses or taxes)	1.07%	3.50%	4.30%

The performance data was calculated after deducting all fees and charges actually incurred by the Fund. During certain periods shown, EquiTrust Investment Management Services, Inc. (the "Adviser") reimbursed the Fund for certain operating expenses, which lowered expenses for the Fund.

During 2002 and 2003, the Adviser began waiving management and transfer agent fees. Effective October 22, 2004, the transfer agent fee waiver was terminated and effective November 24, 2004 the management fee waiver was terminated. The Fund's performance would have been lower absent the Adviser's fee waivers and expense reimbursements.

3

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees paid directly from your investments)

Maximum Sales Load Imposed on Purchases	None
Maximum Sales Load Imposed on Reinvested Dividends	None
Deferred Sales Load	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)

(As a percentage of net assets)

Management Fee		0.25%
12	b-1 Fees	None
Other Expenses		1.17%
Total Fund Operating Expenses		1.42%

During 2002 and 2003, the Adviser began waiving management and transfer agent fees. Effective October 22, 2004, the transfer agent fee waiver was terminated and effective November 24, 2004 the management fee waiver was terminated. Net Annual Fund Operating Expenses were 0.77% for the fiscal year ended July 31, 2004.

Example	1 Year	3 Years	5 Years	10 Years
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on those assumptions your costs would be:	$145	$449	$776	$1,702

INVESTMENT OBJECTIVE AND PRINCIPAL RISK FACTORS

Investment Objective

The Fund seeks maximum current income consistent with liquidity and stability of principal. The Fund's investment objective may not be changed without shareholder approval.

General Discussion of Risks

The Fund is subject to the risk of income volatility, financial risk (credit risk), and market risk (interest rate risk) (see "General Types of Investment Risk" below).

4

Since the Fund is managed to maintain a constant $1.00 share price, the Fund is subject to little market or financial risk because it invests in high quality short-term investments that reflect current market interest rates. However, the Fund could experience a high level of current income volatility because the level of its current income directly reflects short-term interest rates.

Also, as with all mutual funds, there is no guarantee that the Fund will achieve its goal.

An investment in the Fund should help you meet your individual investment goals for principal stability, liquidity and income, but it should not represent your complete investment program.

General Types of Investment Risk

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Financial Risk. For income-bearing securities, credit risk.

Income Volatility. The degree and rapidity with which changes in overall market interest rates diminish the level of current income from a portfolio of income-bearing securities.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of decline in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as using certain derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. The Fund may also incur additional costs in taking a leveraged position that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Fund would like to sell them or at the price the Fund values them.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably due to factors that have nothing to do with the issuer. This risk is common to all income-bearing securities and mutual funds that invest in them.

Valuation Risk. The risk that the market value of an investment will fall substantially below the Fund's valuation of the investment.

DESCRIPTION OF PRINCIPAL SECURITY TYPES AND ASSOCIATED RISKS

U.S. Government Securities. To meet liquidity needs, the Fund may invest from time to time in U.S. Government securities, which include bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities. The Fund's investments in U.S. Government securities are subject to interest rate risk.

5

U.S. Government Agency or Instrumentality Securities. The Fund invests principally in U.S. Government agency or instrumentality securities, which include debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although these securities are not direct obligations of the U.S. Government and are neither insured nor guaranteed by the U.S. Treasury, some are supported by the full faith and credit of the U.S. Treasury; others are supported only by the limited right of the issuer to borrow from the U.S. Treasury; and others depend solely upon the credit of the agency or instrumentality and not the U.S. Treasury. In addition, the Fund's investments in U.S. Government agency and instrumentality securities are subject to interest rate risk.

Commercial Paper. Commercial paper, which generally produces a higher yield than U.S. Government agency and instrumentality securities, is a core part of the Fund's investments. Commercial paper consists of short-term unsecured promissory notes issued by corporations, primarily to finance short-term credit needs. The Fund will only invest in commercial paper that is rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or, if unrated, issued by a corporation having an outstanding debt issue rated at least AA or Aa by S&P or Moody's, respectively. There is the possibility that a commercial paper issuer will not be able to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

In addition, the Fund may invest in commercial paper issued by major corporations in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933 subject to the above noted requirements with respect to ratings. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold only to institutional investors. If the Fund wants to sell any Section 4(2) paper that it holds, such sale normally must be to another institutional investor through or with the assistance of the issuer or an investment dealer who makes a market in the Section 4(2) paper. Due to these restrictions on resale, Section 4(2) paper may be subject to liquidity risk.

Repurchase Agreements. From time to time, the Fund may invest in repurchase agreements for cash management purposes. A repurchase agreement is an instrument under which the Fund acquires a security from the seller who agrees, at the time of the sale, to repurchase the security at a predetermined time and price. Repurchase agreements carry several risks. For instance, if the seller is unable to repurchase the securities as promised, the Fund may experience a loss when trying to sell the securities to another person. Or, if the seller becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be sold to pay off the seller's debts.

Short-term Trading. It is the Fund's intention, generally, to hold securities to maturity. Nevertheless, the Fund may sell portfolio securities prior to maturity to realize gains or losses to shorten the Fund's average maturity and may reduce or withhold dividends if it deems such actions appropriate to maintain a stable net asset value. In addition, the Fund may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments.

The Fund has adopted a number of restrictions and policies relating to the investment of its assets and its activities that are fundamental and may not be changed without the approval of a majority of the Fund's outstanding shares as defined in the Statement of Additional Information ("SAI").

6

HOW TO BUY SHARES

Shares of the Fund are offered and sold on a continuous basis. The offering price per share will be at the net asset value ("NAV") next determined after an order and payment is received in the form described below. Orders received in proper form prior to the close of trading on the New York Stock Exchange (the "NYSE") (generally 3:00 p.m. Central time) will be effected that business day. Orders received after that time will be effected the next business day. Purchase orders in proper form received by wire transfer will be effected at the next determined NAV. If you invest by mail, purchase orders in proper form will be effected at the NAV next determined after the funds have been converted into federal funds, normally one full business day after receipt. The Fund is generally open for business, and its NAV is computed, on each day the NYSE is open for trading. The Fund reserves the right to reject any purchase order and to change the minimum purchase requirements at any time.

Initial Purchase

The minimum initial purchase is $500, except there is no minimum initial investment for retirement accounts and accounts opened under bona fide payroll deduction plans. There is no sales charge. An Application is included in the back of this Prospectus or may be obtained from a registered representative of any broker-dealer that sells the Fund. The proper form for initial purchase orders is as follows:

By Mail:

Complete the Application and mail it with your check payable to "EquiTrust Money Market Fund, Inc." to: EquiTrust Money Market Fund, Inc., 5400 University Avenue, West Des Moines, Iowa 50266-5997.

By Wire:

Simply instruct your bank to "wire transfer" funds to: State Street Bank, ABA #011000028, DDA Account #0007-666-1 EquiTrust Money Market Fund, Inc., for further credit to your Account registration and Account number. Finally, complete the Application and mail it to the Fund at the address listed above under "Initial Purchase-By Mail."

Subsequent Purchases

The proper form for subsequent purchase orders is as follows:

By Mail (no minimum):

Send the Fund a check payable to "EquiTrust Money Market Fund, Inc." accompanied by a letter indicating the dollar value of the shares to be purchased, the account number and the registered owner(s).

By Wire (no minimum):

Instruct your bank to "wire transfer" funds as outlined above under "Initial Purchase-By Wire."

HOW TO REDEEM SHARES

Upon receipt of an executed redemption request in proper form as described below, the Fund will redeem your shares at the next determined NAV. Requests received in proper form prior to the close of regular trading on the NYSE (generally 3:00 p.m. Central time) will be effected that business day. Requests received

7

after that time will be effected the next business day. The Fund intends to pay redemption proceeds within one business day after receipt of an executed redemption request in proper form. If you sell shares you recently purchased with a check, the Fund may delay sending you redemption proceeds until your check has cleared, which may take up to 15 days. You may not use expedited redemption procedures (draft or telephone redemption) if shares were purchased by check until the shares being redeemed have been converted into federal funds (normally one full business day after receipt) and have been on the Fund's books for at least four business days. There is no such delay when redeeming shares that were purchased by wire.

Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem your account if it is reduced to a value of less than $500. You will be notified accordingly and permitted 60 days to make additional share purchases before the liquidating redemption is processed.

By Mail (no minimum)

Send a letter to the Fund, 5400 University Avenue, West Des Moines, Iowa 50266-5997, requesting redemption of either the number or dollar value of shares to be redeemed. Your letter must be signed exactly as your account is registered and must be accompanied by such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. On a jointly owned account, all owners must sign. For redemptions greater than $50,000, or for redemptions in any amount being directed to a destination other than the address of record, signatures of account owners must be guaranteed. The following institutions may provide signature guarantees: participating commercial banks, trust companies, savings and loan associations, credit unions, brokers, dealers, and members of a national securities exchange or association. Signatures may not be guaranteed by a notary public.

By Draft (no minimum)

You may redeem shares by writing drafts drawn on the payor bank for the Fund, payable to the order of any person in any amount. If you wish to use this method of redemption, you must complete the appropriate portion of the Application, including a signature card. After all necessary documents have been received in proper form, you may order drafts for a charge of $15.00 per 150 drafts. The cost of the drafts ordered will be collected by redemption of shares, or fractions thereof, from your account. If your entire account is redeemed by draft, dividends credited to your account from the beginning of the month through the day of redemption will be paid by a separate check mailed to the address of record. Payment of drafts is subject to acceptance by the Fund, and the Fund may refuse to honor drafts whenever the right of redemption has been suspended or postponed, or whenever your account is otherwise impaired. When the draft is presented for payment and accepted, a sufficient number of shares in your account will be redeemed to pay the amount of the draft. When a draft is presented to redeem Fund shares in excess of the value of the account or to redeem shares purchased by check within four business days (after the conversion to federal funds which normally takes one business day), the draft will be returned marked "insufficient funds" and a service charge of $25 will be levied on all drafts so marked. Effective December 1, 2004, the Fund will impose a fee of $20 for each draft in which a stop pay is requested. Redemption by draft is not available for retirement accounts.

You may obtain copies of cleared drafts by calling the Fund at its toll-free number, 877-860-2904 (in the Des Moines metropolitan area, call 515-225-5586), or by writing a letter to the Fund. The first five copies of drafts per year will be provided to you at no charge; thereafter, there will be a charge of $3 per copy. The cost of the copies will be collected by redemption of shares, or fractions thereof, from your account. If your account has been closed, the applicable fees must be remitted with your request.

8

By Telephone (minimum: $1,000 by wire, lesser of $100 or account balance by check)

You may redeem shares by telephone. The proceeds of shares redeemed by telephone will be sent by check to you at your address of record. If you wish to use this method of redemption, you must complete the appropriate portions of the Application and it must be on file with the Fund. All applications for telephone redemption must have signatures of shareholders guaranteed and must be accompanied by such other documentation of authority as the Fund deems necessary in the case of estates, trusts, guardianships, corporations, unincorporated associations and pension and profit sharing plans. Signatures may not be guaranteed by a notary public. Once the completed form is on file, the Fund will honor redemption requests from any person by telephone (using the telephone numbers listed on the cover page of this Prospectus).

Proceeds may also be paid to you by wire transfer, but only to the financial institution and account on file as designated by you, which must be a domestic financial institution that is a member of the Federal Reserve System. Although the Fund does not charge for wiring funds, you will be responsible for wire fees, if any, charged by the receiving bank.

The Fund reserves the right to terminate this telephone redemption privilege at any time. This privilege will be inactive for a shareholder for ten business days following a change of address. This procedure is not available for retirement accounts.

EquiTrust Investment Management Services, Inc. (the "Adviser") employs procedures designed to confirm that instructions communicated by telephone are genuine to prevent unauthorized or fraudulent instructions, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of instructions. Accordingly, neither the Adviser nor the Fund would be liable for any losses from unauthorized or fraudulent instructions.

OTHER SHAREHOLDER SERVICES

The Fund offers a number of shareholder services designed to facilitate the purchase and redemption of shares. Full details of these services and copies of the various plans described below can be obtained from the Fund.

Periodic Withdrawal Plan

If you own $5,000 or more Fund shares in a single account, you may establish a Periodic Withdrawal Plan to provide for regular monthly, quarterly or annual payments of a fixed dollar amount or fixed percentage of the account balance ($100 annual minimum) to be sent to you or a designated payee. (Account balance and withdrawal limitations may be waived if the plan is established using life expectancy factors to calculate a required minimum distribution.) Fund shares held in your account having an NAV of the amount of the requested payment will be redeemed on the 23rd day of the applicable month (or the preceding business day if the 23rd falls on a weekend or holiday) and a check will be mailed to you within seven days thereafter.

9

Automatic Investment Plan

You may elect to participate in the Fund's Automatic Investment Plan. This plan enables you to automatically purchase shares of the Fund on a monthly basis. A minimum initial investment of $50 per account is required to establish an automatic investment plan. Minimum monthly investments of $25 per account are necessary to maintain the plan. The Fund will debit your financial institution account and subsequently purchase shares of the Fund having an NAV of the amount of the requested deposit on or around the 16th day of the month. If you are interested in this plan, you must complete an automatic investment form available from the Fund. If you elect to participate in the Automatic Investment Plan, and all shares of an account with that option are exchanged for shares of any portfolio of EquiTrust Series Fund, Inc., the Automatic Investment Plan will continue under the account(s) to which the shares were exchanged, until such time as that fund is notified in writing to discontinue the Plan.

Exchange Privilege

You may exchange all or some Fund shares for shares of any portfolio of EquiTrust Series Fund, Inc., provided your accounts have "like" registrations, if that fund's shares are eligible for sale in your state of residence. EquiTrust Series Fund, Inc. currently offers six portfolios: the Value Growth Portfolio, High Grade Bond Portfolio, Strategic Yield Portfolio, Managed Portfolio, Money Market Portfolio and Blue Chip Portfolio. You may obtain a prospectus for EquiTrust Series Fund, Inc. by writing or calling that fund at the same address or phone numbers as shown on the cover page of this Prospectus. Class B shares of that fund are subject to a contingent deferred sales charge of up to 5%, as described in its prospectus. Exchanges may be for any amount; however, if a new account is established by the exchange privilege, an application for that account must be completed and mailed to the fund, and the minimum initial purchase amount (generally, $250 for Class B Shares) must be met. Exercise of the exchange privilege is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a capital gain or loss. If you are interested in exercising the exchange privilege, you must first obtain an exchange form from the Fund. Once your completed exchange form is on file with the Fund, exchanges may be authorized by telephone (by any person) or by letter. This privilege may be modified or terminated by the Fund at any time.

You may also request exchanges to any portfolio of EquiTrust Series Fund, Inc. on a monthly or quarterly basis using the automatic exchange privilege. Automatic exchanges occur on the 20th day of the month of the elected schedule or the following business day if the 20th is a holiday or weekend day. If you are interested in the automatic exchange privilege, you must first obtain a prospectus and an automatic exchange form from that fund. Automatic exchanges are subject to the considerations listed in the above paragraph.

Facsimile Requests

Facsimile requests (faxes) will be accepted for redemption of shares and for changes to shareholder account information. Faxes must contain the appropriate signature(s), signature guarantee(s) and necessary accompanying documents. The transmission should also include account number(s) and a return fax number and telephone number. The Application for Shares, Application for Expedited Redemption and any change or redemption that requires the submission of a certified document must be delivered in original form. Fax requests will be accepted at 515-226-6209.

10

Retirement and Education Plans

Eligible shareholders of the Fund may participate in a variety of qualified retirement plans which are available through EquiTrust Investment Management Services, Inc. Some of the plans currently offered are: Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Plans, Simplified Employee Pension Plans (SEPs), Savings Incentive Match Plans for Employees (SIMPLEs), Tax Sheltered 403(b) Plans, Qualified Pension and Profit Sharing Plans (Keogh Plans), and Public Employer Deferred Compensation Plans. The initial investment to establish any such plan, and subsequent investments, may be in any amount (subject to Automatic Investment Plan limitations). State Street Bank and Trust Company, a Massachusetts trust company ("State Street"), serves as custodian and provides the required services for IRAs, Roth IRAs, Coverdell Education Savings Plans, SEPs, SIMPLEs and Qualified Pension and Profit Sharing Plans. A custodial fee, currently $10, will be collected annually by redemption of shares, or fractions thereof, from each participant's account(s). Information with respect to these plans is available upon request from the Fund.

Trustees of qualified retirement plans and 403(b)(7) custodial accounts are required by law to withhold 20% of the taxable portion of any distribution that is eligible to be "rolled over." However, the 20% withholding requirement does not apply to distributions from IRAs or any part of a distribution which is transferred directly to another qualified retirement plan, 403(b)(7) account or IRA (i.e., a "trustee-to-trustee" transfer). You should consult your tax adviser regarding this 20% withholding requirement.

NET ASSET VALUE

The NAV per share of the Fund is determined as of the earlier of 3:00 p.m. (Central time) or the close of regular trading on the NYSE, on each day that (i) the NYSE is open for business; and (ii) an order for purchase or redemption of shares of the Fund is received. The NAV per share of the Fund is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the total number of fund shares outstanding.

If the Fund offices should be closed because of a weather-related or comparable type of emergency and the Fund is unable to segregate orders and redemption requests received on that day, the Fund will price those orders and redemptions at the NAV next determined for the Fund.

The Fund's securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. For a further discussion of the manner in which such values are determined, see the SAI under the heading "Net Asset Value."

PORTFOLIO MANAGEMENT

EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, serves as the Fund's investment adviser and manager pursuant to an Investment Advisory and Management Services Agreement. This relationship has existed since the Fund commenced operations in 1981.

11

The Adviser is an indirect subsidiary of FBL Financial Group, Inc., an Iowa corporation. The following individuals are officers and/or directors of the Adviser and are officers and/or directors of the Fund: Stephen M. Morain, William J. Oddy, JoAnn Rumelhart, John M. Paule, Dennis M. Marker, James W. Noyce, Lou Ann Sandburg, Kristi Rojohn, Susan M. Coombs and Rebecca L. Howe. The Adviser also acts as the investment adviser to individuals, institutions and two other investment companies: EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

The Adviser handles the investment and reinvestment of the Fund's assets, and is responsible for the overall management of the Fund's business affairs, subject to the review of the Board of Directors.

As compensation for the advisory and management services provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee of .25% of the average daily net assets, accrued daily and payable monthly. The Adviser has agreed to reimburse the Fund for its total expenses, excluding brokerage, interest and extraordinary expenses, in excess of 1.50% of the Fund's average daily net assets for any fiscal year. However, the amount reimbursed shall not exceed the amount of the advisory fee paid by the Fund for such services.

OTHER INFORMATION

Distributor

EquiTrust Marketing Services, LLC (the "Distributor"), an affiliate of the Adviser, serves as principal underwriter and a distributor of the Fund's shares. The Distributor may enter into selling agreements with other broker/dealers to offer and sell shares of the Fund.

Privacy Notice

The Fund and its affiliates, such as FBL Financial Group, Inc. and Farm Bureau Life Insurance Company ("we," "us" or "our"), have a strong tradition of protecting the confidentiality of our customers' personal information and are highly aware of the importance of properly maintaining this information. This notice explains our information practices and is required of financial institutions such as ours by state and federal law.

Information We Collect. In order to help us serve your financial needs and in order to comply with legal and regulatory requirements, we collect certain information about you. This information varies depending on the products or services you request from a particular entity, but may include:

•  Information we receive from you on your application or other forms (such as name, address, social security number and financial and health information);

•  Information you authorize us to collect (such as health information for underwriting purposes) or information we are authorized or required by law to collect (such as medical records in a workers compensation case);

•  Information about your transactions with us, our affiliates, or others (including payment history or account balances);

12

•  Information we receive from a consumer reporting agency (such as credit relationships and history); and

•  Information we receive from public records (such as your driving record).

Information we obtain from a report prepared by an insurance-support organization may be retained by the insurance-support organization and disclosed to other persons.

To the extent provided by law, you have the right to access and correct the information we have collected about you. You are also entitled to certain information regarding disclosures of medical information we may have made. To exercise these rights, you should provide a written request to the address below.

The Security of Your Information. We have internal procedures regarding access to customer information. The individuals who have access to this information are required to protect it and keep it confidential. In addition, we maintain physical, electronic, and procedural safeguards that comply with state and federal regulations to guard your personal information.

Information We Share. We may share the previously described information with our affiliates in order to provide necessary services for your products or account. We may also share information with our affiliates about your account history or experiences with us.

In addition, we may share some of the information we obtain about you with certain business partners in order to conduct company business. In sharing this information, we comply with all federal and state regulations, and limit the information to that which is necessary to accomplish the purposes for which the information is shared. An example of this type of sharing would be:

•  Sharing information with companies that perform services for us such as printing companies or mailing services, who are limited in their ability to further disclose this information.

•  Sharing information with companies with whom we have a joint marketing agreement. A joint marketing agreement is one where another financial institution offers a product or service jointly with us. These institutions must limit their use of information shared to the purpose for which it was shared.

We may also disclose information to non-affiliated third parties as permitted or required by law. For example, we may share information in response to a subpoena, to prevent fraud, or in order to process a transaction you request or authorize.

We do not share medical information, information from a consumer reporting agency or motor vehicle reports for marketing purposes. We do not disclose information about former customers with non-affiliated third parties except in accordance with this Privacy Notice.

A list of affiliated companies subject to this Privacy Notice can be obtained from the Fund. Inquiries regarding this Privacy Notice should be sent to Farm Bureau Financial Services, Customer Privacy, 5400 University Avenue, West Des Moines, Iowa 50266.

Investor Education and Protection

Under the Public Disclosure Program, the NASD provides certain information regarding the disciplinary history of NASD member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. The NASD's Public Disclosure Program Hotline telephone number is 800-289-9999 and their web site address is www.nasd.com. An investor brochure that includes information describing the Public Disclosure Program is available from the NASD.

13

Anti-Money Laundering Program

The Fund is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to report certain customer activity to the federal government and/or "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals.

Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information for shareholders who open an account with the Fund. The Fund may also ask to see a shareholder's driver's license or other identifying documents. Applications without this information may not be accepted and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder's shares and close an account in the event that a shareholder's identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Fund and its agents will not be responsible for any loss resulting from the shareholder's delay in providing all required identifying information or from closing an account and redeeming a shareholder's shares when a shareholder's identity cannot be verified.

DISTRIBUTIONS

On each day that the NAV per share of the Fund is determined, the Fund's net investment income will be declared, as of the close of the NYSE, as a dividend to shareholders of record prior to the declaration. Dividends are payable monthly and are automatically reinvested and distributed on the last business day of each month in shares of the Fund at the then current NAV, unless you request payment in cash; provided, however, that no cash payment will be made for dividends in an amount under $10. Any such dividend amount under $10 will be reinvested in shares of the Fund.

If you elect to receive cash dividends and/or capital gain distributions from an account that remains open and the postal or other delivery service is unable to deliver those monies to your address of record, or the check remains uncashed for over one year, your distribution option will automatically be converted to reinvestment in additional shares. The outstanding check(s) will then be voided and reinvested in your account. If you have elected to receive cash dividends and/or capital gain distributions from an account that is subsequently closed and the postal or other delivery service is unable to deliver those monies to your address of record, such monies will remain outstanding until turned over to the appropriate state agency for escheat purposes. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders not holding Fund shares through a qualified retirement plan, such as a 401(k) Plan or IRA, will receive a monthly summary of account activity, including information on dividends paid or reinvested. Shareholders holding Fund shares through a qualified retirement plan will receive a quarterly statement reflecting dividend activity. If you redeem all shares at any time during a month, dividends credited to your account from the beginning of the month through the day of redemption will be paid in addition to the proceeds of the redemption.

14

The Fund's net investment income, for dividend purposes, consists of (1) accrued interest income, plus or minus the amortized purchase discount or premium, (2) plus or minus net short-term realized capital gains or losses, and (3) minus all accrued expenses of the Fund. Expenses of the Fund are accrued daily. So long as the Fund's portfolio securities are valued at amortized cost there will be no unrealized appreciation or depreciation on portfolio securities.

TAXES

Taxation of the Fund. As a regulated investment company, the Fund pays no federal income tax on the income and gains that it distributes to you. Accordingly, the Fund intends to distribute all or substantially all of its net investment income and any net capital gains realized on its investments annually.

Taxation of Shareholders. The Fund's income from dividends and interest and any net realized short-term capital gains are paid to shareholders as dividends. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions.

Except for those shareholders exempt from federal income taxes, dividends and capital gain distributions will be taxable to shareholders, whether paid in cash or reinvested in additional shares of the Fund. You will be notified annually as to the federal income tax status of dividends and capital gains distributions. Such dividends and distributions may also be subject to state and local taxes. Due to the nature of the Fund's investments, distributions will primarily be in the form of short-term capital gains, if any, and ordinary income dividends.

Long-term capital gain distributions are taxable as long-term capital gains regardless of how long you have held shares of the Fund. Long-term capital gain distributions (derived from assets held by the Fund for more than 12 months) made to individual shareholders are currently taxed at the maximum federal income tax rate of 20%. Dividends representing net investment income and net realized short-term capital gains will generally be taxed as ordinary income at rates up to a maximum marginal federal income tax rate of 35% for individuals. Any dividends and distributions declared in October, November or December to shareholders of record as of a date in one of those months and paid during the following January are treated for federal income tax purposes as paid on December 31 of the calendar year in which they are declared.

Distributions to Retirement Plans. Fund distributions received by your qualified retirement plan, such as a 401(k) Plan or IRA, are generally tax deferred. This means that you are not required to report Fund distributions on your income tax return, but, rather, when your plan makes payments to you. Special rules apply to payments from Roth IRAs and Coverdell Education Savings Plans.

Backup Withholding. When you open an account, Internal Revenue Service ("IRS") regulations require that you provide your taxpayer identification number ("TIN"), certify that it is correct and that you are not subject to backup withholding under IRS rules. If you fail to provide a correct TIN or the proper tax certifications, the Fund is required to withhold 28% of all taxable distributions (including dividends and capital gain distributions) and redemption proceeds paid to you. The Fund is also required to begin backup withholding on your account if the IRS instructs it to do so. Backup withholding is not an additional tax. Amounts withheld may be credited against your federal income tax liability and you may file a tax return and obtain a refund from the IRS if withholding results in an overpayment of taxes for such year.

Because everyone's tax situation is unique, you are advised to consult with your own tax adviser as to the federal, state and local tax consequences of owning shares of the Fund.

For more information about the tax status of the Fund, see "Taxation of the Fund" in the SAI.

15

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years through July 31 of each fiscal year shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from financial statements that have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available, without charge, upon request. The Fund's financial statements are incorporated by reference in the SAI.

	Year Ended July 31,
	2004	2003	2002	2001	2000
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000
Income from Investment Operations
Net investment income	0.003	0.002	0.010	0.043	0.044
Total from investment operations	0.003	0.002	0.010	0.043	0.044
Less Distributions
Dividends from net investment income	(0.003)	(0.002)	(0.010)	(0.043)	(0.044)
Total distributions	(0.003)	(0.002)	(0.010)	(0.043)	(0.044)
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000
Total Return:
Total investment return based on net asset value (1)	0.25%	0.22%	1.04%	4.40%	4.51%
Ratios/Supplemental Data:
Net assets, end of year (000's omitted)	$17,094	$18,514	$24,669	$29,123	$30,309
Ratio of total expenses to average net assets	1.42%	1.55%	1.12%	1.20%	1.41%
Ratio of net expenses to average net assets	0.77%	1.12%	1.10%	1.17%	1.37%
Ratio of net income to average net assets	0.25%	0.22%	1.07%	4.36%	4.42%

Note: Per share amounts have been calculated on the basis of monthly per share amounts (using average monthly outstanding shares) accumulated for the period.

(1)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period.

16

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

APPLICATION FOR SHARES

Please Complete and Mail to:

EquiTrust Money Market Fund, Inc.
5400 University Avenue
West Des Moines, Iowa 50266-5997

If you have any questions, please call toll-free 1-877-860-2904.

Type of Account (Select one)

☐ Individual	☐ IRA	☐ Education Savings Plan

☐ Joint	☐ SEP	☐ Roth

☐ Custodial	☐ Simple	☐ Tax Deferred 403B

☐ Other Entity/Trust/Corporation	☐ Qualified Pension & Profit Sharing

Initial Investment ($500 minimum)

Owner Information

Owner/Minor Name

Birthdate	Social Security Number

Joint Owner/Custodian/Responsible Individual Name

Birthdate	Social Security Number

Name of Trust, Corporation or Other Entity

Trustee(s) or Type of Entity

Date of Trust	Tax ID

Address Information (Post Office Boxes will not be accepted)

Residential Address	Mailing Address (if different)
Street	Street

City, State, Zip	City, State, Zip

Dealer/Registered Representative Information

Firm Name

Dealer #	Branch #	Rep #

Representative Name	Daytime Phone

Branch Mailing Address

City/State/Zip

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth and other information that will allow us to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

(Complete reverse side)

737-118A (12/04)

Dividend/Capital Gains Distributions

Your dividends and capital gain distributions will be reinvested   ☐ Cash Dividends   ☐ Cash Capital Gain Distributions
unless you indicate otherwise.

(No cash payments will be made for dividends in an amount less than $10.)

Special Shareholder Privileges (non-qualified accounts only)

☐ Redemption by Telephone (Expedited Redemption) (minimum: $1,000 by wire, lesser of $100 or account balance by check)

I authorize EquiTrust Investment Management Services, Inc. ("EquiTrust") to honor telephone requests FROM ANY PERSON without signature guarantee for the redemption of Fund shares from my account. The proceeds shall be wired only to the account designated below or, if none, mailed to the address of record. This privilege will be terminated by the Fund without prior notice if EquiTrust receives written notice from any account owner of revocation of this authority. This privilege will be inactive for ten business days following a change of address. SIGNATURE GUARANTEE REQUIRED.

Name of your domestic Financial Institution

Address of Financial Institution, City, State, Zip Code

Account Number	Routing Number	Account Registration

☐ Redemption by Draft (no minimum)

I authorize the payor bank (the "Bank") to honor drafts drawn by me on the Bank and the redemption of a sufficient number of Fund shares to pay such drafts. This privilege is subject to the additional terms on the signature card.

☐ Enclosed is a completed signature card.	☐ Please send card for completion.

Please send information on the following:	☐ Exchange Privilege	☐ Automatic Investment Plan

Tax Qualified Plans Only (A qualified application must be submitted in addition to this form.)

Designated Beneficiary

Primary Beneficiary	Relationship

Social Security Number	Birthdate

Contingent Beneficiary	Relationship

Social Security Number	Birthdate

Contingent Beneficiary	Relationship

Social Security Number	Birthdate

Spousal Consent of Non-Spouse Beneficiary

SIGNATURES

I have received, read and agree to the terms of the Prospectus for EquiTrust Money Market Fund, Inc. I have the authority and legal capacity to purchase mutual fund shares, am a U.S. citizen, am of legal age in my state of residence and believe such investment is suitable for me. Under penalties of perjury, I certify that the number shown on this form is a true and correct social security or tax identification number and, to the best of my knowledge, I am not subject to backup withholding.

Signature of Applicant Signature of Joint Applicant Representative's Signature Date	Signature Guarantee*
Complete for Expedited Redemption Privilege

Signature Guaranteed By

Authorized Signature
*Signatures of account owners must be guaranteed. The following institutions may provide signature guarantees: participating commercial banks, trust companies, savings and loan associations, credit unions, brokers, dealers, and members of a national securities exchange or association. Signatures may not be guaranteed by a notary public.

This application must be accompanied or preceded by a current Prospectus.

ADDITIONAL INFORMATION

Shareholder Inquiries

You may make inquiries either by contacting your registered representative or by writing or calling the Fund at the address or phone numbers as shown on the front cover.

You may obtain copies of year-end account statements by calling the Fund at our toll-free number 877-860-2904 (in the Des Moines metropolitan area, call 515-225-5586), or by writing a letter to the Fund. The prior year statement for regular accounts and prior two-year statements for fiduciary accounts will be provided to you at no charge; thereafter, there will be a charge of $3 per copy. The cost of the copies will be collected by redemption of shares, or fractions thereof, from your account. If your account has been closed, the applicable fees must be remitted with the request.

Annual/Semi-Annual Reports to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. The Fund's annual report to shareholders contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the fiscal year covered by the report. You may obtain a free copy of the Fund's annual and semi-annual reports by calling the Fund at 877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266.

Statement of Additional Information

The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov and copies of this information are available, upon paying a duplication fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

You may obtain a free copy of the Fund's SAI by calling the Fund at 877-860-2904 or by writing the Fund at 5400 University Avenue, West Des Moines, Iowa 50266.

INVESTMENT ADVISER, SHAREHOLDER SERVICE, DIVIDEND DISBURSING AND TRANSFER AGENT
EquiTrust Investment Management Services, Inc.
5400 University Avenue
West Des Moines, Iowa 50266
LEGAL COUNSEL
Vedder, Price, Kaufman & Kammholz, P.C.
222 North LaSalle Street
Suite 2600
Chicago, Illinois 60601	CUSTODIAN
State Street Bank
Global Custody Services
Two World Financial Center
225 Liberty Street
24th Floor
New York, NY 10281
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
801 Grand Avenue
Suite 3400
Des Moines, Iowa 50309

Investment Company Act of 1940, File Number 811-3121.

Prospectus
December 1, 2004

EquiTrust Money Market Fund, Inc.

5400 University Avenue
West Des Moines, IA 50266
1-877-860-2904
1-515-225-5586 (Des Moines)

www.equitrust.com

Shareholder Account Access now available at www.equitrust.com

737-118(12/04)

EquiTrust Money Market Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

December 1, 2004

EquiTrust Money Market Fund, Inc. (the "Fund") is a no-load, open-end, diversified management investment company with an investment objective of maximum current income consistent with liquidity and stability of principal.

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated December 1, 2004. The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of the Fund for the fiscal year ended July 31, 2004 were filed with the Securities and Exchange Commission (the "Commission") on October 8, 2004 and are incorporated by reference.

A copy of the Prospectus or Annual Report may be obtained without charge by writing or calling the Fund at the address or telephone number shown below. Terms not defined herein shall have the same meanings given them in the Prospectus.

EquiTrust Mutual Funds
5400 University Avenue
West Des Moines, Iowa 50266
877-860-2904

TABLE OF CONTENTS

INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES	1

The Fund	1

Investment Objective	1

Investment Strategies and Techniques	1

INVESTMENT RESTRICTIONS	5

OFFICERS AND DIRECTORS	6

INVESTMENT ADVISER	11

UNDERWRITING AND DISTRIBUTION	13

PROXY VOTING	14

NET ASSET VALUE	14

RETIREMENT PLANS	15

REDEMPTIONS	15

TAXATION OF THE FUND	15

ORGANIZATION OF THE FUND	16

SHAREHOLDER VOTING RIGHTS	16

OTHER INFORMATION	17

Custodian	17

Independent Registered Public Accounting Firm	17

Accounting Services	17

Shareholder Service, Dividend Disbursing and Transfer Agent	17

Code of Ethics	18

Legal Matters	18

Registration Statement	18

FINANCIAL STATEMENTS	18

i

INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES

The Fund

The Fund was incorporated under Maryland law on November 5, 1980. The Fund is a no-load, open-end, diversified management investment company.

Investment Objective

The investment objective of the Fund is maximum current income consistent with liquidity and stability of principal and may not be changed without shareholder approval.

The Fund limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "Investment Company Act"). Under Rule 2a-7, the Fund may only purchase United States denominated instruments that are determined to present minimal credit risks and at the time of acquisition are rated in the top two rating categories by the required number of nationally recognized statistical rating organizations (at least two or, if only one such organization has rated the security, that one organization) or, if unrated, are deemed comparable in quality. The diversification requirements of Rule 2a-7 provide generally that the Fund may not, at the time of acquisition, invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that have not been rated in the highest category by the required number of rating organizations or, if unrated, have not been deemed comparable, except U.S. Government securities and repurchase agreements of such securities.

It is the Fund's intention, as a general policy, to hold securities to maturity. Nevertheless, the Fund may sell portfolio securities prior to maturity in order to realize gains or losses or to shorten the average maturity and may reduce or withhold dividends if it deems such actions appropriate to maintain a stable net asset value. In addition, the Fund may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments. Redemptions of Fund shares could also necessitate the sale of portfolio securities at times when such sales would not be otherwise desirable. While the Fund intends to invest in high quality money market instruments, these investments are not entirely without risk. An increase in interest rates will generally reduce the market value of the Fund's portfolio investments and a decline in interest rates will generally increase the value of the Fund's portfolio investments. Securities which are not issued or guaranteed by the U.S. Government are subject to the possibility of default by the issuer. Those obligations having the maximum degree of security tend to have proportionately lower yields. Since the Fund's assets will be invested in securities with short maturities and the Fund will manage its portfolio as described above, the Fund's portfolio of money market instruments may be expected to turn over several times a year. Since securities with maturities of less than one year are excluded from required portfolio turnover calculations, the Fund's portfolio turnover rate for reporting purposes is zero. Of course, there can be no assurance that the Fund will achieve its objective.

Investment Strategies and Techniques

Stability of principal is a primary investment objective of the Fund and, while the types of money market securities in which the Fund invests generally are considered to have low principal risk, such securities are not completely risk-free. There is some risk that issuers will fail to meet their principal and interest obligations on a timely basis; therefore there can be no guarantee that the Fund will achieve its objective or that it will maintain a net asset value ("NAV") of $1.00 per share. The NAV of $1.00 per share has, however, been maintained by the Fund since its inception. Thus, no shareholder has ever lost any principal from an investment in the Fund.

The Fund seeks to achieve its objective by investing in the following money market instruments maturing in 13 months or less from the time of investment, thereby allowing the Fund to maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the money market instruments in which the Fund may invest is set forth in the Prospectus under "Description of Principal Security Types and Associated Risks." The following is intended to augment that description.

U.S. Government Securities. Bills, notes, bonds and other debt securities issued by the U.S. Treasury. These are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government securities are subject to interest rate risk. Interest rate risk is the risk that the value of a fixed-income security will decline due to rising interest rates. The longer a security's maturity, the greater its interest rate risk.

U.S. Government Agency or Instrumentality Securities. Debt securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Although these securities are not direct obligations of the U.S. Government and are neither insured nor guaranteed by the U.S. Treasury, some are supported by the full faith and credit of the U.S. Treasury; others are supported only by the limited right of the issuer to borrow from the U.S. Treasury; and others depend solely upon the credit of the agency or instrumentality and not the U.S. Treasury. U.S. Government agency and instrumentality securities are subject to interest rate risk as described in the paragraph above.

Commercial Paper. Short-term unsecured promissory notes issued by corporations, primarily to finance short-term credit needs. The Fund will only invest in commercial paper that is rated A-1 or A-2 by Standard & Poor's Corporation ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or, if unrated, issued by a corporation having an outstanding debt issue rated at least AA/Aa by S&P or Moody's. There is the possibility that a commercial paper issuer will not be able to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

In addition, the Fund will invest in commercial paper issued by major corporations in reliance on the so-called "private placement" exemption from registration by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"), subject to the above noted requirements with respect to ratings. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to an institutional investor such as the Fund, who agrees that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. EquiTrust Investment Management Services, Inc. (the "Adviser") considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, the paper will be treated as illiquid unless, pursuant to procedures approved by the Board of Directors, a particular investment in Section 4(2) paper is determined to be liquid. The Adviser monitors the liquidity of the Fund's investments in Section 4(2) paper on a continuing basis. As stated above, Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold only to institutional investors. If the Fund wants to sell any Section 4(2) paper that it holds, such sale normally must be to another institutional investor or with the assistance of the issuer or an investment dealer who makes a market in the Section 4(2) paper. Due to these restrictions on resale, Section 4(2) paper may be subject to liquidity risk, which is the risk that the Section 4(2) paper cannot be sold quickly at fair value. In addition, the Fund's investments in commercial paper may be subject to interest rate risk, as described above, and credit risk. Credit risk is the risk that a commercial paper issuer will default or otherwise not honor its financial obligation.

Repurchase Agreements. An instrument under which the Fund acquires a security from the seller who agrees, at the time of the sale, to repurchase the security at a predetermined time and price, thereby determining the yield during the Fund's holding period. That yield is established by reference to current short-term rates and may be more or less than the interest rate on the underlying security. The value of the underlying security is marked-to-market daily. If the value of the underlying security declined, the seller would be required to provide the Fund with additional cash or securities so that the aggregate value of the underlying securities would be at least equal to the repurchase price.

The Fund may also enter into a special type of repurchase agreement known as an "open repurchase agreement." An open repurchase agreement varies from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours' notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but instead is based on a variable interest rate and the duration of the agreement.

Repurchase agreements maturing in more than seven days will not exceed 10% of the net assets of the Fund, and no more than 25% of the net assets of the Fund may be invested in repurchase agreements in which the underlying securities have maturities in excess of one year, although there is no limit to the percentage of the Fund's assets which may be invested in repurchase agreements that mature in seven days or less and have underlying securities with maturities of one year or less. Net assets are taken at market value at the time of purchase for purposes of the foregoing limitations. Open repurchase agreements are considered to mature in one day.

If a seller of a repurchase agreement were to default, the Fund might experience losses, including delays and expenses in enforcing its rights. To minimize this risk, the Adviser (under the review of the Board of Directors) will review the creditworthiness of the seller, and must find such creditworthiness satisfactory before the Fund may enter into the repurchase agreement. Repurchase agreements may be entered into with banks or securities dealers and the underlying securities will consist only of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Other Corporate Debt Securities. Outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which were not issued as short-term obligations but which have 13 months or less remaining to maturity. The Fund will only invest in such obligations that at the time of purchase are rated AA or Aa or better by S&P or Moody's. Corporate bonds and debentures are subject to interest rate risk, as described above, and default risk. Default risk is the risk that an issuer of a debt security will default on the payment of the security's principal and/or interest. Due to the nature of the Fund's investments, default risk for the Fund should be low.

Floating and Variable Rate Securities. Instruments having rates of interest that are adjusted periodically or that float continuously or periodically according to formulas intended to minimize fluctuation in the value of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, a specified market rate such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed rate obligations. Some Variable Rate Securities have a demand feature ("Variable Rate Demand Securities") entitling the purchaser to resell the securities at an amount approximately equal to the principal amount thereof plus accrued interest.

As is the case for other Variable Rate Securities, the interest rate on Variable Rate Demand Securities varies according to some specified market rate intended to minimize fluctuation in the value of the instruments. Some of these Variable Rate Demand Securities are unrated, their transfer is restricted by the issuer and there is little, if any, secondary market for the securities. Thus, any inability of the issuers of such securities to pay on demand could adversely affect the liquidity of these securities. The Fund determines the maturity of Variable Rate Securities in accordance with Commission rules which allow the Fund to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued or Delayed Delivery Transactions. From time to time, in the ordinary course of business, the Fund may purchase newly issued securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery to take place at a future date. These transactions allow the Fund to lock in an attractive purchase price or yield on a security it intends to purchase or an attractive sale price on a security it intends to sell. Normally, settlement occurs within one month of the purchase or sale. During the period between purchase or sale and settlement, no payment is made or received by the Fund and, for delayed delivery purchases, no interest accrues to the Fund. The Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but it reserves the right to sell such securities before the settlement date if deemed advisable.

At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will segregate liquid securities at least equal in value to the commitment on the Fund's accounting records, record the transaction and reflect the amount due and the market value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a security on a delayed delivery basis, it will segregate the security on the Fund's accounting records, record the transaction and include the proceeds to be received in determining its net asset value. Accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value ("NAV") so long as the commitment remains in effect.

The market value of the when-issued or delayed delivery securities at any time may be more or less than the purchase price to be paid or the sale price to be received at the settlement date. To the extent that the Fund engages in when-issued or delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. The Adviser does not believe that the Fund's NAV or income will be adversely affected overall by the purchase of securities on a when-issued or delayed delivery basis.

The Fund may purchase securities on a when-issued or delayed delivery basis without limit. To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is the Adviser's intention that the Fund will be fully invested to the extent practicable and subject to the policies stated above.

Obligations of Banks or Savings Institutions. Certificates of deposit, bankers' acceptances and other short-term debt obligations of commercial banks or savings and loan associations. A bankers' acceptance is a negotiable short-term draft, generally arising from a bank customer's commercial transaction with another party, with payment due for the transaction on the maturity date of the customer's draft. Bankers' acceptances are highly liquid, but are subject to the risk that either the customer or the accepting bank or both will be unable to pay at maturity. In addition, obligations of banks and savings institutions generally may be subject to credit risk and interest rate risk. The Fund will not invest in any instruments issued by a commercial bank unless the bank has total assets of at least $100 million and has its deposits insured by the Federal Deposit Insurance Corporation ("FDIC"). Similarly, the Fund will not invest in any instrument issued by a savings and loan association unless the savings and loan association has total assets of at least $100 million, has been issued a charter by the Office of Thrift Supervision ("OTS") or was formerly a member of the Federal Home Loan Bank System and is now subject to regulation by the OTS, and is insured by the FDIC. However, the Fund may invest in an obligation of a bank or savings and loan association with assets of less than $100 million if the principal amount of such obligation is fully covered by FDIC insurance. The FDIC insures the deposits of banks and savings and loan associations up to $100,000 per investor. To remain fully insured as to principal, these investments must currently be limited to $100,000 per bank. If the principal amount and accrued interest together exceed $100,000, then the accrued interest in excess of that $100,000 will not be insured. FDIC insurance applies to the Fund's investments in certificates of deposit but not to bankers' acceptances.

INVESTMENT RESTRICTIONS

In seeking to achieve its investment objective, the Fund has adopted the following investment restrictions. These are fundamental policies and may not be changed without a majority vote of the outstanding shares of the Fund. As used in this SAI and in the Prospectus, the phrase "majority vote" of the Fund means the vote of the lesser of (i) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund will not:

1.  Purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's assets (taken at current value at the time of investment) would be invested in securities of that issuer.

2.  Purchase more than 10% of any class of securities of any issuer other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. (For this purpose, all outstanding debt securities of an issuer are considered one class.)

3.  Engage in puts, calls, straddles, spreads or any combination thereof; nor engage in margin purchases, except for use of short-term credits necessary for clearance of purchases and sales of portfolio securities.

4.  Make short sales of securities or maintain a short position in securities.

5.  Invest in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein) or invest in commodities or commodity contracts, including futures contracts.

6.  Invest more than 5% of the value of the Fund's total assets (taken at current value at the time of investment) in securities of issuers, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, which have a record of less than three years' continuous operations, including predecessors.

7.  Purchase or retain the securities of any issuer if any of the officers or directors of the Fund or the Adviser own individually more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

8.  Concentrate its investments in any one industry by investing 25% or more of the value of the Fund's total assets (taken at current value at the time of investment) in any one industry, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, obligations of banks or savings institutions, or instruments secured by these money market instruments, such as repurchase agreements for U.S. Government securities.

9.  Make loans to others (except through the purchase of debt obligations or repurchase agreements referred to in the Prospectus and this SAI). In addition, the Fund may not invest more than 10% of its net assets (taken at current value at the time of investment) in repurchase agreements maturing in more than seven days.

10.  Borrow money, except from banks for temporary or emergency purposes and in no event in excess of 10% of its gross assets taken at the lesser of cost or market or other fair value (the Fund will not borrow in order to increase income (leveraging) but may borrow to facilitate meeting redemption requests which might otherwise require untimely disposition of portfolio securities; interest paid on any such borrowings will reduce net investment income); nor will it pledge or mortgage more than 15% of its gross assets taken at cost, except in connection with permissible borrowings discussed immediately above; nor purchase money market instruments while any such permissible borrowings are outstanding.

11.  Act as an underwriter in securities. In this connection, the Fund will not invest more than 10% of the value of its total assets in securities (except repurchase agreements) which are subject to legal or contractual restrictions on resale, or are not readily marketable.

12.  Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

13.  Invest in companies for the purpose of exercising management or control.

14.  Purchase any common stocks or other equity securities, or securities convertible into stock.

15.  Issue senior securities.

In addition, the Fund may not: (a) purchase securities which are subject to legal or contractual restrictions on resale in excess of 5% of the value of the Fund's net assets; (b) invest in interests in oil, gas or other mineral exploration or development programs or invest in oil, gas, or other mineral leases; (c) pledge, mortgage or hypothecate its portfolio securities to the extent that at any time the percentage of pledged securities would exceed 10% of the Fund's total net assets; or (d) invest in real estate limited partnerships. These restrictions, (a) through (d), may be changed by the Board of Directors without shareholder approval.

OFFICERS AND DIRECTORS

The Board of Directors is responsible for the overall supervision of the operations of the Fund under the laws of the state of Maryland and performs the various duties imposed on the directors of investment companies by the Investment Company Act. The Board of Directors elects officers of the Fund annually. The officers and directors of the Fund, their ages, principal occupations for the past five years, affiliations, if any, with EquiTrust Investment Management Services, Inc. (the "Adviser"), EquiTrust Marketing Services, LLC

(the "Distributor"), and other significant affiliations are set forth below. Corporate positions may, in some instances, have changed during this period. The two directors listed with an asterisk are "interested persons" as defined in the Investment Company Act. Messrs. Lang and Oddy are interested persons of the Fund by virtue of their positions with the Adviser, Distributor and/or affiliated persons of the Adviser and Distributor.

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Persons(2)

Craig A. Lang* (53)	President and Director	Since 2002	Dairy Farmer; Chairman and Director, FBL Financial Group, Inc.; President and Director, Iowa Farm Bureau Federation and other affiliates of the foregoing; Director, Western Agricultural Insurance Company and other affiliates of the foregoing; President and Trustee, EquiTrust Variable Insurance Series Fund; Member, Growmark, Inc. Coordinating Committee and American Farm Bureau Federation Board of Directors; past member, Cattlemens Beef Board.	13	Director, Farm Bureau Bank (San Antonio, Texas)

William J. Oddy* (60)	Vice President and Director	Since 1981	Chief Executive Officer and Management Director, FBL Financial Group, Inc.; Chief Executive Officer, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Chief Executive Officer and Director, EquiTrust Life Insurance Company and other affiliates of the foregoing, and RIK, Inc.; Chief Executive Officer and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer and Director, EquiTrust Investment Management Services, Inc.; Vice President and Trustee, EquiTrust Variable Insurance Series Fund; Vice President and Director, EquiTrust Series Fund, Inc.; President and Director, FBL Real Estate Ventures, Ltd.	13	Director, American Equity Investment Life Insurance Company, Berthel Fisher & Company, Inc. and Berthel Fisher & Company Financial Services, Inc.

James W. Noyce (49)	Chief Financial Officer and Treasurer	Since 1996	Chief Financial Officer and Chief Administrative Officer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Administrative Officer, Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, Treasurer and Director, EquiTrust Investment Management Services, Inc., FBL Real Estate Ventures, Ltd. and other affiliates of the foregoing; President, Treasurer and Director, FBL Leasing Services, Inc.; Chief Executive Officer, Chief Financial Officer and Chief Administrative Officer, Western Computer Services, Inc.; Chief Financial Officer and Treasurer, EquiTrust Variable Insurance Series Fund and EquiTrust Series Fund, Inc.

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dennis M. Marker (53)	Chief Executive Officer	Since 1982	Vice President-Investment Administration, FBL Financial Group, Inc. and other affiliates of the foregoing; President and Director, EquiTrust Investment Management Services, Inc.; Chief Compliance Officer, Vice President-Investment Administration and Manager, EquiTrust Marketing Services, LLC; Chief Executive Officer, EquiTrust Variable Insurance Series Fund and EquiTrust Series Fund, Inc.; Vice President and Director, FBL Leasing Services, Inc.

Stephen M. Morain (59)	Senior Vice President and General Counsel	Since 1982	General Counsel and Assistant Secretary, Iowa Farm Bureau Federation; General Counsel, Secretary and Director, Farm Bureau Management Corporation; Senior Vice President and General Counsel, FBL Financial Group, Inc. and other affiliates of the foregoing; Senior Vice President, General Counsel and Manager, EquiTrust Marketing Services, LLC; Senior Vice President, General Counsel and Director, EquiTrust Investment Management Services, Inc.

JoAnn Rumelhart (51)	Executive Vice President	Since 2000	Executive Vice President, Farm Bureau Life Insurance Company and other affiliates of the foregoing; Executive Vice President and Director, EquiTrust Investment Management Services, Inc.; Executive Vice President and Manager, EquiTrust Marketing Services, LLC; Executive Vice President, EquiTrust Variable Insurance Series Fund and EquiTrust Series Fund, Inc.

John M. Paule (48)	Chief Marketing Officer	Since 2000	Chief Marketing Officer, FBL Officer Financial Group, Inc. and other affiliates of the foregoing; Executive Vice President, EquiTrust Life Insurance Company; Chief Marketing Officer and Director, EquiTrust Investment Management Services, Inc.; Chief Marketing Officer and Manager, EquiTrust Marketing Services, LLC.

Lou Ann Sandburg (56)	Vice President- Investments and Assistant Treasurer	Since 1999	Vice President-Investments and Assistant Treasurer, FBL Financial Group, Inc. and other affiliates of the foregoing; Chief Compliance Officer, Vice President-Investments, Assistant Treasurer and Director, EquiTrust Investment Management Services, Inc.; Vice President, Assistant Treasurer and Manager, EquiTrust Marketing Services, LLC; Vice President, FBL Financial Services, Inc. and other affiliates of the foregoing; Vice President and Director, FBL Leasing Services, Inc.; Vice President, Secretary and Director, FBL Real Estate Ventures, Ltd.

Name, Address and Age	Position(s) Held with Fund	Term of Office & Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Kristi Rojohn (41)	Chief Compliance Officer, Investment Compliance Vice President and Secretary	Since 1990	Investment Compliance Vice President and Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing; Chief Compliance Officer, Investment Compliance Vice President and Secretary, EquiTrust Variable Insurance Series Fund and EquiTrust Series Fund, Inc.

Susan M. Coombs (44)	Mutual Fund Accounting Director	Since 2002	Mutual Fund Accounting Director, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Rebecca L. Howe (50)	Assistant Secretary	Since 2003	Assistant Secretary, EquiTrust Investment Management Services, Inc. and other affiliates of the foregoing.

Non-Interested Persons

Erwin H. Johnson (61) 1841 March Avenue Charles City, Iowa 50616-9115	Director	Since 1989	Farmer; Owner and Manager, Center View Farms, Co.; Farm Financial Planner; Iowa State University Cooperative Extension Service Seed Sales; Syngenta; Director, Iowa 4-H Foundation and Ag Ventures Alliance; Council Member, West St. Charles United Methodist Church	13	Director, First Security Bank and Trust Co. (Charles City, Iowa)

Kenneth Kay (61) 51606 590th Street Atlantic, Iowa 50022-8233	Director	Since 1996	President, K-Ranch Inc.	13	Director, First Whitney Bank & Trust (Atlantic, Iowa)

Steven W. Plate (48) c/o Plate, Baker & Co. 1003 Main Street Grinnell, Iowa 50112	Director	Since 2003	CPA/Owner, Plate, Baker & Co., P.C., Certified Public Accountants	13

James D. Wallace (49) 1111 Ashworth Road West Des Moines, IA 50265	Director	Since 2004	President and CEO, GuideOne Insurance; former President and CEO, National Travelers Life Company.	13

Erlin J. Weness (60) 1620 Pinewood Drive Worthington, Minnesota 56187	Director	Since 2003	Owner and Operator, Weness Consulting; Extension Educator - Farm Management, University of Minnesota	13	Director, First State Bank Southwest (Worthington, Minnesota), First State Insurance Agency (Worthington, Minnesota) and First Rushmore Bancorporation (Worthington, Minnesota)

(1)  Officers are elected annually by the Board of Directors and their terms continue until they are replaced or resign. Each director shall serve as a director of the Fund until the next meeting of shareholders called for the purpose of conducting the election of such director or a successor to such director, and until his successor is elected and qualified, or until such director sooner dies, resigns or is removed.

(2)  All interested persons maintain the same business address of 5400 University Avenue, West Des Moines, Iowa 50266.

Committees of Board of Directors

The Board of Directors has established an Audit Committee. The Audit Committee of the Fund recommends the selection of an independent registered public accounting firm for the Fund, reviews with such independent public accountants the planning, scope and results of their audit of the Fund's financial statements and the fees for services performed, reviews the financial statements of the Fund and receives audit reports. The Audit Committee consists of five members, Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are non-interested directors of the Fund. The Audit Committee met two times during the fiscal year ending July 31, 2004.

The Board of Directors has also established a Nominating Committee. The Nominating Committee of the Fund selects and nominates all nominees for those director positions to be held by individuals who are not interested persons of the Fund. The Nominating Committee consists of five members, Messrs. Johnson, Kay, Plate, Wallace and Weness, all of whom are non-interested directors of the Fund. The Nominating Committee met once during the fiscal year ending July 31, 2004. Shareholders may submit recommendations for nominees to the Board of Directors to the attention of the Chairman of the Nominating Committee.

The officers and directors of the Fund also serve in similar capacities as officers and directors of EquiTrust Series Fund, Inc. and as officers and trustees of EquiTrust Variable Insurance Series Fund. All, except one, of the Fund's officers and interested directors are also officers and directors of the Adviser and/or Distributor or an affiliate thereof. Interested directors serve without any compensation from the Fund. Each of the directors not affiliated with the Adviser and/or the Distributor or an affiliate thereof will be compensated by the Fund. Effective January 1, 2005, each non-interested director will receive an annual retainer of $8,000 for serving on the boards of all EquiTrust Mutual Funds, a fee of $1,500 plus expenses for each directors' meeting of the EquiTrust Mutual Funds attended and a fee of $500 ($750 for committee chairmen) for each committee meeting attended. A fee of $250 shall be paid for each telephonic board or committee meeting attended.

Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation From All Funds in the EquiTrust Fund Complex***
Mr. Johnson	$3,583	$0	$10,750
Mr. Kay	3,500	0	10,500
Mr. Larson*	2,750	0	8,250
Mr. Plate	3,500	0	10,500
Mr. Wallace**	833	0	2,500
Mr. Weness	3,250	0	9,750

The following table sets forth compensation received by the non-interested directors of the Fund for the fiscal year ended July 31, 2004. The information in the last column of the table sets forth the total compensation received by all directors for calendar year 2003 for services as a director of the Fund and other funds in the EquiTrust Fund Complex.

*  Mr. Larson resigned from the Fund effective May 14, 2004.

**  Mr. Wallace was elected as a director of the Fund effective May 20, 2004.

***  The EquiTrust Fund Complex consists of three registered investment companies with a total of 13 portfolios.

Directors and officers of the Fund do not receive any benefits from the Fund upon retirement, nor does the Fund accrue any expenses for pension or retirement benefits.

The following table sets forth the dollar range of securities in the Fund owned by each director and the aggregate dollar range of securities for all Funds in the EquiTrust family owned by each director as of December 31, 2003.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies
Interested
Craig A. Lang	None	$10,001-$50,000
William J. Oddy	$1-$10,000	$10,001-$50,000
Non-Interested
Erwin J. Johnson	$1-$10,000	$50,000-$100,000
Kenneth Kay	$1-$10,000	$1-$10,000
Steven W. Plate	None	None
James D. Wallace	None	None
Erlin J. Weness	None	None

As of October 31, 2004, the officers and directors as a group owned of record or beneficially less than 1.12% of the then outstanding shares of the Fund.

INVESTMENT ADVISER

The following information supplements the information set forth in the Prospectus under the caption "Portfolio Management." Pursuant to an Investment Advisory and Management Services Agreement dated February 23, 1981, as amended May 21, 2003 (the "Agreement"), EquiTrust Investment Management Services, Inc. ("EquiTrust" or "Adviser") acts as the Fund's investment adviser and manager subject to the supervision of the Fund's Board of Directors. EquiTrust has served as investment adviser and manager since the Fund commenced operations in March, 1981. EquiTrust is a wholly owned subsidiary of FBL Financial Services, Inc., which is a wholly owned subsidiary of FBL Financial Group, Inc., an Iowa corporation, 61.8% of whose outstanding voting shares are in turn owned by Iowa Farm Bureau Federation, an Iowa not-for-profit corporation. The following individuals are officers and/or directors of the Adviser and the Distributor and are officers and/or directors of the Fund: Stephen M. Morain, William J. Oddy, JoAnn Rumelhart, John M. Paule, Dennis M. Marker, James W. Noyce, Lou Ann Sandburg, Kristi Rojohn, Susan M. Coombs and Rebecca L. Howe. The Adviser also acts as the investment adviser to individuals, institutions and two other mutual funds: EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund. Personnel of the Adviser also manage investments for the portfolios of insurance companies.

The Adviser subscribes to leading bond information services and receives published reports and statistical compilations from issuers directly, as well as analyses from brokers and dealers who may execute portfolio transactions for the Fund or the Adviser's other clients. The Adviser regards this information and material, however, as an adjunct to its own research activities.

Under the Agreement, the Adviser handles the investment and reinvestment of the Fund's assets and provides for the Fund, at the Adviser's expense, office space and facilities, simple business equipment, advisory, research and statistical facilities, clerical services and personnel as may be necessary to administer the business affairs of the Fund. The Adviser also has agreed to arrange for any of its officers and directors to serve without salary as directors, officers or agents of the Fund if duly elected to such positions.

As compensation for the investment advisory and management services and the aforementioned facilities and administrative services to be provided by the Adviser, the Fund has agreed to pay the Adviser an annual management fee of .25% of the average daily net assets, accrued daily and payable monthly. For the fiscal years ended July 31, 2004, 2003 and 2002, the Fund's investment advisory and management fee expense was $45,216, $53,797 and $69,400, respectively. Beginning November 15, 2002, the Adviser began voluntarily waiving its management fee. Effective November 24, 2004 the management fee waiver was terminated.

The Adviser is not required to pay expenses of the Fund other than as set forth above. The Fund pays other expenses, which include net asset value calculations; portfolio transaction costs; interest on Fund obligations; miscellaneous reports; membership dues; all expenses of registration of its shares under federal and state securities laws; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements, reports and notices to shareholders; investor services (including allocable telephone and personnel expenses incurred by the Adviser); all taxes and fees payable to federal, state or other governmental authorities; the fees and expenses of the independent registered public accounting firm, legal counsel, custodian, transfer and dividend disbursing agent and any fees of directors who are not affiliated with the Adviser; and insurance premiums for fidelity bond and other coverage of the Fund's operations.

The Agreement continues in effect from year-to-year as long as its continuation is approved annually by vote of a majority of the Fund's outstanding shares or by its Board of Directors, including, in either event, a majority of those directors who are not parties to such agreement or "interested persons" (as such term is defined in the Investment Company Act) of any such party except in their capacities as directors of the Fund. It may be terminated without penalty at any time upon 60 days' notice by the Adviser, or by the Fund by vote of the Fund's Board of Directors, or by a majority vote of the Fund's outstanding shares, and would terminate automatically upon assignment. The Agreement may be amended only with the approval of a majority of the outstanding voting securities of the Fund.

The Agreement was most recently approved for continuance on November 18, 2004, by the Board of Directors, including a vote of a majority of the directors who are not "interested persons" of either party to the Agreement. Unless earlier terminated as described above, the Agreement will remain in effect until November 30, 2005.

In approving the Agreement for continuance, the Board of Directors considered, among other factors, the nature, extent and quality of the services provided under the Agreement and the overall fairness of the Agreement to the Fund. The Board evaluated reports from the Adviser that addressed specific factors designed to assist the Board's consideration of these and other issues.

With respect to the nature, extent and quality of the services provided by the Adviser, the Board reviewed the functions performed by the Adviser, the personnel providing such services and the financial condition of the Adviser and considered the quality of the services provided. The Board concluded that the Adviser is a quality organization and that the services provided were good. The Board also reviewed reports prepared by the Adviser containing information on total return. In addition, the Board reviewed reports prepared by the Adviser containing information on the Fund's expense ratios with comparisons to a peer group of funds pursuing broadly similar strategies and the Fund's advisory and management fee and expense ratio in comparison to fee and expense ratios of funds managed by the Adviser. In considering the advisory and management fee and expense ratios for the Fund, the Board concluded that the fee and expense ratio of the Fund were reasonable given the quality of services expected to be provided and were competitive with the fee and expense ratios of similar mutual funds, including similar funds managed by the Adviser.

With respect to the overall fairness of the Agreement, the Board primarily considered the fee structure of the Agreement, including the costs of the services provided and the fact that the Adviser did not profit from its relationship with the Fund. The Board also considered the fact that the Adviser was voluntarily waiving its management fee and that the Adviser has kept expenses at a reasonable level.

The Agreement provides that the Adviser shall not be liable for error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except loss resulting from bad faith, gross negligence or willful misfeasance of the Adviser.

Portfolio Transactions. Purchases and sales of portfolio securities are normally principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There are usually no brokerage commissions paid by the Fund for such purchases and none were paid during the last three fiscal years. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices. The primary consideration in the allocation of transactions is the most favorable price and execution of orders.

The investment decisions for the Fund are reached independently from those for the other mutual funds and other clients whose investments are managed by EquiTrust. Such other clients may also make investments in money market instruments at the same time as the Fund. When both the Fund and one or more of such clients have amounts available for investment in money market instruments, available investments are allocated as to amount in a manner considered equitable to each. In some cases, this procedure may affect the size or price of the position obtainable for the Fund. It is the opinion of the Board of Directors that the benefits available because of EquiTrust's organization outweigh any disadvantages that may arise from exposure to simultaneous transactions. Purchase and sale orders for the Fund may be combined with those of other clients of the Adviser in the interest of the most favorable net results to the Fund.

UNDERWRITING AND DISTRIBUTION

Pursuant to an underwriting agreement dated December 1, 2003, EquiTrust Marketing Services, LLC (the "Distributor"), an affiliate of the Adviser, 5400 University Avenue, West Des Moines, IA 50266, serves as principal underwriter and a distributor for the continuous offering of the Fund's shares. (Prior to December 1, 2003 EquiTrust Investment Management Services, Inc. served as principal underwriter and distributor for the Fund.) The Distributor has agreed to use its best efforts to distribute shares of the Fund and may enter into selling agreements with other broker/dealers to offer and sell shares of the Fund. The Distributor pays expenses incident to the sale and distribution of Fund shares, including preparation and distribution of literature relating to the Fund and its investment performance, and circulation of advertising and public relations material.

The terms of termination and assignment under the underwriting agreement are the same as those under the investment advisory agreement except that termination for reasons other than assignment of the agreement requires six months' notice.

The Fund bears the expenses of registration of its shares with the Commission and the cost of qualifying and maintaining the qualification of the Fund's shares under securities laws of the various states. The Fund also pays expenses incident to the issuance of its shares, such as taxes and transfer and dividend disbursing fees.

PROXY VOTING

Information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-860-2904, and on the SEC's website at http://www.sec.gov.

NET ASSET VALUE

The NAV per share of the Fund is determined as of the earlier of the close of regular trading on the New York Stock Exchange (the "NYSE") or 3:00 p.m. (Central time), on each day that (i) the NYSE is open for business and (ii) an order for purchase or redemption of shares of the Fund is received. If the Fund offices should be closed because of a weather-related or comparable type of emergency, and the Fund is unable to segregate orders and redemption requests received on the emergency closed day, then the Fund will price those orders and redemptions at the NAV next determined.

The Fund's NAV is computed by dividing the total value of the Fund's securities and other assets, less liabilities (including dividends payable), by the number of Fund shares outstanding. The NAV per share is ordinarily $1.00. The Fund's total assets are determined by valuing the portfolio securities at amortized cost, pursuant to Rule 2a-7 under the Investment Company Act. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio securities. Under the direction of the Board of Directors, certain procedures have been adopted to monitor and stabilize the price per share. Calculations are made to compare the value of the Fund's portfolio valued at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for those instruments. If a deviation of 1/2 of 1% or more were to occur between the Fund's $1.00 per share NAV and the NAV calculated by reference to market valuations, or if there were any other deviation which the Board of Directors believed would result in dilution or other unfair results material to shareholders or purchasers, the Board of Directors would promptly consider what action, if any, should be initiated. The Fund reserves the right to calculate or estimate the NAV more frequently than once a day if it is deemed desirable.

The market value of debt securities usually reflects yields generally available on securities of similar quality. When yields decline, the market value of a portfolio holding higher yielding securities increases, and when yields increase, the market value of the portfolio invested at lower yields can be expected to decline. In addition, if the Fund has net redemptions at a time when interest rates have increased, the Fund may have to sell portfolio securities prior to maturity at a price below the Fund's carrying value. Also, because the portfolio generally will be valued at amortized cost rather than market, any yield quoted may be different if the entire portfolio were valued at market since amortized cost does not take market fluctuations into consideration.

RETIREMENT PLANS

State Street Bank and Trust Company, a Massachusetts trust company, serves as custodian and provides the services required for Individual Retirement Plans (IRAs), Roth IRAs, Coverdell Education Savings Plans, Simplified Employee Pension Plans (SEPs), Savings Incentive Match Plans for Employees (SIMPLEs), Section 403(b) Plans and Qualified Pension and Profit Sharing Plans. An annual maintenance fee, currently $10, will be collected annually by redemption of shares or fractions thereof from each participant's account(s). EquiTrust Investment Management Services, Inc. performs plan services for a portion of the fee and during the fiscal year ended July 31, 2004 received $1,680 for its services, of which $504 was remitted to State Street. Unusual administrative responsibilities will be subject to such additional charges as will reasonably compensate the custodian for the service involved.

Since a retirement investment program involves a commitment covering future years, it is important that the investor consider his or her needs and whether the investment objective of the Fund as described in the Prospectus is likely to fulfill them. Premature termination or curtailment of the plan may result in adverse tax consequences. Consultation with an attorney or other tax adviser regarding these plans is recommended. For further information regarding these plans, contact the Fund.

REDEMPTIONS

The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for trading (other than customary weekend and holiday closings); (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonable or practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order permits such suspension for the protection of the Fund's investors. In such event, redemption will be effected at the NAV next determined after the suspension has been terminated unless the shareholder has withdrawn the redemption request in writing and the request has been received by

EquiTrust Investment Management Services, Inc., 5400 University Avenue, West Des Moines, Iowa 50266, prior to the day of such determination of NAV.

TAXATION OF THE FUND

Information concerning the federal income tax consequences to Fund shareholders of buying, holding, exchanging and selling the Fund's shares may be found in the Prospectus under the heading "Taxes."

The Fund has qualified, and intends to continue to qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This special tax status means that the Fund will not be subject to the federal income tax on its net investment income and capital gains distributed to shareholders. To preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In the event of a failure to qualify as a regulated investment company, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, will constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders under Section 243 of the Code. Furthermore, in such event, individual and other noncorporate shareholders of the Fund would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008.

Any loss recognized on the disposition of the Fund's shares by a shareholder that were held for six months or less will be treated as a long-term capital loss to the extent that the shareholder has received any long-term capital gain distributions on such shares.

A non-deductible 4% federal excise tax is imposed on the excess of the required distribution for a calendar year over the distributed amount for such calendar year. The required distribution generally is the sum of 98% of the Fund's net ordinary income for the calendar year, plus 98% of its capital gain net income for the one-year period ending October 31, plus all such net ordinary income and net capital gains for previous years that were not distributed during such years. The Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

The discussion under "Distributions and Taxes" in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and Treasury Regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial or administrative action, possibly with retroactive effect. Shareholders are therefore advised to consult with their own tax advisors before making an investment in the Fund.

ORGANIZATION OF THE FUND

The Fund is a no-load, open-end, diversified management investment company incorporated under Maryland law on November 5, 1980. The Fund has authorized capital of 500,000,000 shares of capital stock, $0.001 par value per share. All shares of capital stock have equal voting rights and equal rights with respect to dividends, assets, liquidation and redemption. They are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. The shares are transferable without restriction. Full and fractional shares may be issued and each fractional share has proportionately the same rights, including voting, as are provided for a full share.

SHAREHOLDER VOTING RIGHTS

Under the Fund's corporate charter and by-laws, the Fund is not required to hold, and does not anticipate that it will hold, annual shareholders' meetings. However, it will hold special meetings of shareholders as required or deemed desirable for such purposes as electing directors, changing fundamental policies or approving an investment management agreement.

Each member of the Board of Directors serves for a term of unlimited duration, subject to the right to remove a director by the Board of Directors or the shareholders. The Board of Directors has the power to alter the number of directors and to appoint successor directors, provided that immediately after the appointment of any successor director, at least two-thirds of the directors have been elected by the shareholders of the Fund. However, if at any time less than a majority of the directors holding office has been elected by the shareholders, the directors are required to call a special meeting of shareholders for the purpose of electing directors to fill any existing vacancies on the Board.

OTHER INFORMATION

Custodian

State Street Bank, 225 Liberty Street, 24th Floor, New York, NY, 10281 currently serves as custodian of all cash and securities owned by the Fund. The custodian performs no managerial or policy-making functions for the Fund.

Independent Registered Public Accounting Firm

The Fund's independent registered public accounting firm is Ernst & Young LLP, 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309. The independent registered public accounting firm audits and reports on the Fund's annual financial statements, review certain regulatory reports and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

Accounting Services

The Fund has entered into an accounting services agreement with EquiTrust Investment Management Services, Inc. pursuant to which EquiTrust performs accounting services for the Fund. In addition, the Agreement provides that EquiTrust shall calculate the Fund's NAV in accordance with the Fund's current Prospectus and prepare for Fund approval and use various tax returns and other reports. For such services, the Fund pays EquiTrust an annual fee, payable monthly, of .05% of the Fund's average daily net assets, with the annual fee payable by the Fund not to exceed $30,000. During the fiscal years ended July 31, 2004, 2003 and 2002 the aggregate amount of such fees paid to EquiTrust were $9,043, $10,759 and $13,880 respectively.

Shareholder Service, Dividend Disbursing and Transfer Agent

EquiTrust Investment Management Services, Inc. serves as the Fund's Shareholder Service, Dividend Disbursing and Transfer Agent. EquiTrust in turn has contracted with DST Systems, Inc. ("DST"), an unrelated party, to perform certain services incident to the maintenance of shareholder accounts. The Fund pays EquiTrust an annual fee of $9.03 per account and miscellaneous activity fees plus out-of-pocket expenses, a portion of which is paid to DST. During the fiscal year ended July 31, 2004, the aggregate amount of such fees paid to EquiTrust was $69,548, all of which was reimbursed back to the Fund and $36,745 was paid to DST by EquiTrust.

Code of Ethics

The Fund, Adviser and Distributor have adopted a joint Code of Ethics. Persons (as defined in the Code) are permitted to make personal securities transactions (including transactions in securities that may be purchased or held by the Fund), subject to requirements and restrictions set forth in such Code of Ethics. The Code of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as those of the Fund. The Code of Ethics also prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities and requires the reporting of securities transactions. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

Legal Matters

The firm of Vedder, Price, Kaufman & Kammholz, P.C., Chicago, Illinois, is counsel for the Fund and its independent directors.

Registration Statement

The Fund's Prospectus and this SAI omit certain information contained in the Registration Statement, which the Fund has filed with the Securities and Exchange Commission under the Securities Act of 1933, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

FINANCIAL STATEMENTS

The audited financial statements of the Fund, including the notes thereto, contained in the Annual Report to Shareholders of EquiTrust Money Market Fund, Inc. for the fiscal year ended July 31, 2004, were filed with the Securities and Exchange Commission on October 8, 2004, and are incorporated by reference. Shareholders receive the Fund's audited annual report and the unaudited semi-annual report. Additional copies of such reports may be obtained without charge by contacting the Fund.

EQUITRUST MONEY MARKET FUND, INC.

PART C

OTHER INFORMATION

Item 22. Exhibits

  (a) (1)  Restated Articles of Incorporation of Registrant. (1)

  (2)  Articles of Amendment which became effective on May 1, 1998. (3)

  (b) (1)  By-Laws of Registrant, as amended. (1)

  (2)  By-Laws, as amended August 15, 1996. (2)

  (c)  Inapplicable.

  (d) (1)  Conformed copy of Investment Advisory and Management Agreement with Registrant's Adviser. (1)

    (i)  Investment Advisory and Management Services Agreement, as amended and restated May 21, 2003. (8)

  (2)  Amendment to Management Fee Schedule dated December 1, 1996. (2)

  (e) (1)  Conformed copy of Underwriting Agreement dated December 1, 2003. (8)

  (2)  Form of Dealer Agreement. (7)

  (f)  Inapplicable.

  (g)  Conformed copy of Custodian Agreement. (1)

  (h) (1)  Fidelity Bond Joint Insureds Agreement. (2)

  (2)  Joint Insureds D&O and E&O Agreement. (1)

    (i)  Joint Insureds D&O and E&O Agreement, as amended May 23, 2002. (7)

  (3)  Accounting Services Agreement. (1)

    (i)  Accounting Services Agreement, as amended and restated December 1, 2002. (7)

  (4)  Shareholder Service, Dividend Disbursing and Transfer Agent Agreement. (1)

      (i)  Exhibit A to Shareholder Service, Dividend Disbursing and Transfer Agent Agreement. (6)

      (ii)  Shareholder Service, Dividend Disbursing and Transfer Agent Agreement, as amended and restated December 1, 2002. (7)

      (iii)  Exhibit A to Shareholder Service, Dividend Disbursing and Transfer Agent Agreement. (8)

  *(i)  Consent and Opinion of Vedder, Price, Kaufman & Kammholz, P.C.

  *(j)  Consent of Ernst & Young LLP.

  (k)  Inapplicable.

  (l)  Conformed copy of Subscription Agreement. (1)

  (m)  Inapplicable.

  (n)  Inapplicable.

  (o)  Reserved.

  *(p)  Code of Ethics.

  *(q)  Powers of Attorney.

(1)  Incorporated by reference from Post-Effective Amendment No. 15 to the Registration Statement under the Securities Act of 1933 on Form N-1A, filed on December 1, 1995.

(2)  Incorporated by reference from Post-Effective Amendment No. 16 to the Registration Statement under the Securities Act of 1933 on Form N-1A, filed on November 27, 1996.

(3)  Incorporated by reference from Post-Effective Amendment No. 18 to the Registration Statement under the Securities Act of 1933 on Form N-1A, filed on November 25, 1998.

(4)  Incorporated by reference from Post-Effective Amendment No. 20 to the Registration Statement under the Securities Act of 1933 on Form N-1A, filed on November 30, 1999.

(5)  Incorporated by reference from Post-Effective Amendment No. 21 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on November 29, 2000.

(6)  Incorporated by reference from Post-Effective Amendment No. 22 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on November 29, 2001.

(7)  Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on November 27, 2002.

(8)  Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement under the Securities Act of 1933 on Form N-1A filed on November 25, 2003.

* Filed herewith

Item 23. Persons Controlled by or Under Common Control with Registrant

Inapplicable.

Item 24. Indemnification

The Maryland Code, Corporations and Associations, Section 2-418 provides for indemnification of directors, officers, employees and agents. Article IX of the Registrant's Articles of Incorporation restricts indemnification for officers and directors in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Article XV of the Registrant's By-Laws also provides for indemnification under certain circumstances.

The Investment Advisory and Management Services Agreement between the Registrant and EquiTrust Investment Management Services, Inc. ("Adviser") provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of the Adviser, the Adviser shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which such Agreement relates.

In addition, the Registrant maintains a directors and officers "errors and omissions" liability insurance policy under which the Registrant and its directors and officers are named insureds.

Item 25. Business and Other Connections of Investment Adviser

Registrant's investment adviser is EquiTrust Investment Management Services, Inc. ("EquiTrust"). In addition to its services to Registrant as investment adviser and shareholder service, transfer and dividend disbursing agent, all as set forth in Parts A and B of this Registration Statement on Form N-1A, EquiTrust acts as adviser and shareholder service, transfer and dividend disbursing agent for EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund, diversified open-end series management investment companies.

The principal executive officers and directors of EquiTrust are Dennis M. Marker, President; William J. Oddy, Chief Executive Officer; James P. Brannen, Chief Financial Officer; JoAnn Rumelhart, Executive Vice President; Stephen M. Morain, Senior Vice President and General Counsel; James W. Noyce, Vice President and Treasurer; John M. Paule, Chief Marketing Officer; Lou Ann Sandburg, Vice President-Investments and Assistant Treasurer; and David T. Sebastian, Vice President. A description of their services as officers and employees of FBL Financial Group, Inc. and its affiliates is incorporated herein by reference to Part B - Statement of Additional Information of this Registration Statement on Form N-1A. Mr. Brannen also serves as Chief Financial Officer of EquiTrust Marketing Services, LLC and Vice President - Finance for other affiliates of the foregoing. Mr. Sebastian also serves as President of EquiTrust Marketing Services, LLC and Vice President - Sales for other affiliates of the foregoing.

Item 26. Principal Underwriter

(a) EquiTrust Marketing Services, LLC, the principal underwriter for Registrant, also acts as the underwriter for EquiTrust Series Fund, Inc. and EquiTrust Variable Insurance Series Fund, diversified, open-end series management investment companies.

(b) The principal business address of each director and principal officer of the principal underwriter is 5400 University Avenue, West Des Moines, Iowa 50266.

Name	Positions and Offices with the Underwriter	Positions and Offices with the Fund
David T. Sebastian	President	None

William J. Oddy	Chief Executive Officer	Vice President and Director

James P. Brannen	Chief Financial Officer	None

JoAnn Rumelhart	Executive Vice President	Executive Vice President

Stephen M. Morain	Senior Vice President and General Counsel	Senior Vice President and General Counsel

James W. Noyce	Chief Administrative Officer and Treasurer	Chief Financial Officer and Treasurer

John M. Paule	Chief Marketing Officer	Chief Marketing Officer

Lou Ann Sandburg	Vice President-Investments and Assistant Treasurer	Vice President-Investments and Assistant Treasurer

Dennis M. Marker	Chief Compliance Officer, Vice President-Investment Administration	Chief Executive Officer

Robert A. Simons	Assistant General Counsel, Securities	None

Kristi Rojohn	Investment Compliance Vice President and Secretary	Chief Compliance Officer, Investment Compliance Vice President and

Secretary

Julie M. McGonegle	Investment Product Vice President	None

Deborah K. Peters	Director, Broker/Dealer Compliance

	and Market Conduct	None

Susan M. Coombs	Mutual Funds Accounting Director	Mutual Funds Accounting Director

Barbara A. Bennett	Treasury Administrator	None

Larry J. Patterson	Vice President	None

Thomas J. Faulconer	Indiana OSJ Principal	None

Rebecca Howe	Assistant Secretary	Assistant Secretary

Jodi Winslow	Assistant Secretary	None

(c) Inapplicable.

Item 27. Location of Accounts and Records

All such accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained at the offices of the Registrant, the offices of the investment adviser, EquiTrust Investment Management Services, Inc., and the offices of the principal underwriter, EquiTrust Marketing Services, LLC, 5400 University Avenue, West Des Moines, Iowa 50266.

Item 28. Management Services

Inapplicable.

Item 29. Undertakings

Inapplicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of West Des Moines and State of Iowa, on the 30th day of November, 2004.

EQUITRUST MONEY MARKET FUND, INC.

By:  /s/ CRAIG A. LANG

  Craig A. Lang
  President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ CRAIG A. LANG Craig A. Lang	President and Director (Principal Executive Officer)	November 30, 2004

/s/ WILLIAM J. ODDY William J. Oddy	Vice President and Director	November 30, 2004

/s/ JAMES W. NOYCE James W. Noyce	Chief Financial Officer and Treasurer (Principal Financial & Accounting Officer)	November 30, 2004

/s/ ERWIN H. JOHNSON Erwin H. Johnson*	Director	November 30, 2004

/s/ KENNETH KAY Kenneth Kay*	Director	November 30, 2004

/s/ STEVEN W. PLATE Steven W. Plate*	Director	November 30, 2004

/s/ JAMES D. WALLACE James D. Wallace*	Director	November 30, 2004

/s/ ERLIN J. WENESS Erlin J. Weness*	Director	November 30, 2004

*By  /s/ STEPHEN M. MORAIN

  Stephen M. Morain,
  Attorney-in-Fact, Pursuant to
  Power of Attorney

(This page has been left blank intentionally.)